UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2010
RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 314-877-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBITS
EX-2.1
EX-2.2
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01 Entry into Material Definitive Agreement.
     On June 20, 2010, Ralcorp Holdings, Inc., a Missouri corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Italian Pasta Company, a Delaware corporation (“AIPC”), and Excelsior Acquisition Co., a Delaware corporation and an indirect and wholly owned subsidiary of the Company (“Purchaser”).
Merger Agreement
     Under the terms of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of AIPC’s Class A Convertible Common Stock, par value $0.001 per share (the “Shares”), for $53.00 per Share, to the sellers thereof in cash (the “Offer Price”) without interest thereon, and less any required withholding taxes. The closing of the Offer and Purchaser’s obligation to accept for payment and to pay for all Shares tendered and not validly withdrawn is subject to a number of conditions, including:
•	that there be validly tendered in accordance with the terms of the Offer, immediately prior to the expiration date of the Offer and not withdrawn, a number of Shares that, together with the Shares then owned by the Company and/or Purchaser, represents at least a majority of the total number of Shares outstanding on a fully diluted basis (assuming conversion or exercise of all derivative securities or other rights to acquire shares of common stock of AIPC regardless of conversion or exercise price, the vesting schedule or other terms and conditions of such derivative securities);

•	the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder; and

•	other customary conditions as set forth in the Merger Agreement.
     The Offer is not subject to a financing condition.
     As part of the Merger Agreement, AIPC granted to Purchaser an irrevocable option (the “Top-Up Option”) to purchase from AIPC up to a number of authorized and unissued Class A Shares at a per Class A Share purchase price equal to the Offer Price that, when added to the number of Class A Shares owned by Purchaser at the time of exercise of the Top-Up Option, results in Purchaser owning one more Share than 90% of the number of shares of each class of AIPC capital stock then outstanding that would be entitled to vote on the Merger after the issuance of all Shares to be issued upon exercise of the Top-Up Option, calculated on a fully diluted basis (assuming conversion or exercise of all derivative securities or other rights to acquire shares of common stock of AIPC regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof).
     The Merger Agreement provides that following completion of the Offer and, if necessary, the exercise of the Top-Up Option, and upon satisfaction or waiver of certain conditions, the parties will complete a short-form merger (the “Merger”) under Delaware law, in which Purchaser shall be merged with and into AIPC, whereupon the separate existence of Purchaser shall cease, and AIPC shall be the surviving corporation and wholly owned subsidiary of the Company. Each issued and outstanding share of common stock of AIPC immediately prior to the effective time of the Merger (other than shares of common stock of AIPC held by the Company, AIPC and their subsidiaries) will be cancelled and converted into the right to receive the Offer Price, without interest and less any required withholding taxes.
     The Company, Purchaser and AIPC have made customary representations, warranties and covenants in the Merger Agreement. The Company has agreed to certain covenants in the Merger Agreement, including, among others, covenants to take all action necessary to cause Purchaser to perform its obligations under the Merger Agreement and to consummate the Offer and the Merger on the terms and conditions set forth in the Merger Agreement.
     The Merger Agreement contains certain termination rights for each of the Company and AIPC and provides that, upon the termination of the Merger Agreement under specified circumstances, AIPC will be required to pay the Company a termination fee of $36,300,000.
     The Merger Agreement is not intended to provide factual information about the parties thereto. The Merger Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. Accordingly, investors and stockholders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were made only as of the date of the Merger Agreement. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule that AIPC has provided to the Company. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in our public disclosures.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Commitment Letter
     Also on June 20, 2010, in connection with the Merger Agreement, the Company entered into a commitment letter (the “Commitment Letter”) with Credit Suisse AG (“CS”) and Credit Suisse Securities (USA) LLC (“CS Securities” and, together with CS and their respective affiliates, “Credit Suisse”) pursuant to which Credit Suisse has committed to provide a new 364-day senior bridge loan facility in an aggregate principal amount of up to $1 billion (the “Facility”). Credit Suisse’s commitment under the Commitment Letter will be reduced dollar-for-dollar by the net cash proceeds received by the Company or any of its subsidiaries from the consummation of any debt or equity offering subsequent to the date of the Commitment Letter and prior to the closing of the Offer. The Facility is available to finance the Offer and Merger and to pay fees and expenses related thereto. Under the Commitment Letter, CS Securities will act as bookrunner and lead arranger for the bridge loan facility and CS will act as sole administrative agent.
     The lead arranger will have a period of at least 20 consecutive days to syndicate all or a portion of the bridge loan facility and the Company has agreed to assist the lead arranger in connection with such syndication, including, without limitation, obtaining updated ratings from Standard & Poor’s Ratings Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) that give pro forma effect to the Offer and Merger.
     The Facility is expected to be a 364-day facility with interest rates at LIBOR or, at the Company’s option, an Alternate Base Rate, plus a margin ranging from 2.50% to 7.50% for

LIBOR-based loans and from 1.50% to 6.50% for Alternate Base Rate-based loans, depending upon the ratings of S&P and Moody’s for any class of non-credit enhanced long-term senior unsecured debt of the Company (the “Public Debt Rating”) and the period of time that the bridge loans are outstanding.
     The Company expects to pay a duration fee of 0.75% or 1.00%, depending on the Public Debt Rating, on the aggregate bridge loans outstanding as of the 90th day after the closing of the Offer, with increases of 0.50% with respect to such duration fee every 90 days thereafter on the aggregate bridge loans outstanding as of each such date of determination until the maturity of the Facility.
     The Company expects to pay an undrawn commitment fee of 0.375% or 0.50%, depending on the Public Debt Rating, on the unused portion of the Facility until the termination thereof.
     The initial borrowing under the Facility is conditioned on the satisfaction of conditions customary in similar transactions, including, without limitation:
•	The execution of final customary documentation.

•	The consummation of the Offer in accordance with applicable law and on the terms of the Commitment Letter, the Merger Agreement and the tender offer statement made available to the administrative agent prior to the commencement of the Offer.

•	No provision of the Merger Agreement or term or condition of the Offer having been amended, modified or waived in any respect materially adverse to the lenders without the prior written consent of the administrative agent.

•	Compliance with certain financial covenants after giving effect to the Offer and Merger.

•	There not having been any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on AIPC or the Company.
     All obligations of the Company under the Facility will be unconditionally guaranteed by each existing and subsequently acquired or organized domestic subsidiary of the Company that is required to guarantee the obligations of the Company under the Credit Agreement dated as of July 18, 2008, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Revolving Credit Agreement”). The Facility will be secured (on an equal and ratable basis) by the same collateral which secures the Revolving Credit Agreement.
     The Facility will contain certain representations and warranties, certain affirmative covenants, certain negative covenants, certain financial covenants, certain conditions and events of default that are customarily required for similar financings. Such terms are expected to be substantially similar to those contained in the Revolving Credit Agreement.
     The documentation governing the Facility has not been finalized, and accordingly, the actual terms may differ from the description of such terms in the foregoing summary of the Commitment Letter, which does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter attached as Exhibit 2.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Commitment Letter and Facility is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On June 21, 2010, the Company held a conference call regarding the proposed acquisition of AIPC. The slide presentation that was used in conjunction with this conference call is furnished as Exhibit 99.1 hereto.
     On June 21, 2010, the Company issued press releases announcing:
•	that the Company has entered into an agreement to acquire AIPC through the Offer and Merger;

•	preliminary earnings guidance for the Company’s third quarter; and

•	the acquisition of North American Baking Ltd. and J.T. Bakeries Inc., both located in Ontario, Canada.
Copies of the press releases are attached as Exhibits 99.2 — 99.4, respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated as of June 20, 2010, by and among American Italian Pasta Company, a Delaware corporation, Ralcorp Holdings, Inc., a Missouri corporation, and Excelsior Acquisition Co., a Delaware corporation and an indirect wholly owned subsidiary of Ralcorp Holdings, Inc.

2.2	Commitment Letter dated as of June 20, 2010, among Ralcorp Holdings, Inc., Credit Suisse AG and Credit Suisse Securities (USA) LLC.

99.1	Copy of slide presentation used in conference call held by Ralcorp Holdings, Inc. on June 21, 2010.

99.2	Press Release issued by Ralcorp Holdings, Inc., dated June 21, 2010.

99.3	Press Release issued by Ralcorp Holdings, Inc., dated June 21, 2010.

99.4	Press Release issued by Ralcorp Holdings, Inc., dated June 21, 2010.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.
Important Information About the Tender Offer
          This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell any securities of AIPC. The Company has not commenced the tender offer for the Shares described herein. The solicitation and offer to purchase Shares will only be made pursuant to a tender offer statement on Schedule

TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents.
          Upon commencement of the tender offer, the Company will file with the SEC a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. In addition AIPC will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. These documents will contain important information, including the terms and conditions of the tender offer. Investors and security holders are urged to read each of these documents and any amendments to these documents carefully when they are available prior to making any decisions with respect to the tender offer.
          Investors and security holders will be able to obtain free copies of these materials (when available) and other documents filed with the SEC by the Company or AIPC through the web site maintained by the SEC at www.sec.gov. In addition, Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents may be obtained (when available) for free by contacting the Company at 800 Market Street, Suite 2900, St. Louis, MO 63101, (314) 877-7000. The Schedule 14D-9 may also be obtained (when available) for free by contacting AIPC at 4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116, (816) 584-5000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC. (Registrant)
Date: June 21, 2010	By:	/s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

EXHIBITS

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated as of June 20, 2010, by and among American Italian Pasta Company, a Delaware corporation, Ralcorp Holdings, Inc., a Missouri corporation, and Excelsior Acquisition Co., a Delaware corporation and an indirect wholly owned subsidiary of Ralcorp Holdings, Inc.

2.2	Commitment Letter dated as of June 20, 2010, among Ralcorp Holdings, Inc., Credit Suisse AG and Credit Suisse Securities (USA) LLC.

99.1	Copy of slide presentation used in conference call held by Ralcorp Holdings, Inc. on June 21, 2010.

99.2	Press Release issued by Ralcorp Holdings, Inc., dated June 21, 2010.

99.3	Press Release issued by Ralcorp Holdings, Inc., dated June 21, 2010.

99.4	Press Release issued by Ralcorp Holdings, Inc., dated June 21, 2010.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.